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                                                                    EXHIBIT 99.6

      REGULATION AB AMENDMENT TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

     This REGULATION AB AMENDMENT TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT dated as of March 1, 2006 (the "Amendment") between WASHINGTON MUTUAL MORTGAGE SECURITIES CORP., a Delaware corporation (the "Seller"), and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, as purchaser (the "Purchaser"), is made with respect to the Mortgage Loan Purchase Agreement dated as of November 1, 2005 (the "Original Purchase Agreement") between the Seller and the Purchaser. Capitalized terms used in this Amendment without definition have the meanings assigned to them in the Original Purchase Agreement.

     The parties wish to amend the Original Purchase Agreement in order to facilitate compliance by the Purchaser and its assignees with Regulation AB (as defined below).

     Accordingly, the parties agree as follows:

                                    ARTICLE I
                                   AMENDMENTS

     SECTION 1.1. DEFINITIONS

     (a) Article 1 of the Original Purchase Agreement is amended by adding the following definitions:

          Commission: The United States Securities and Exchange Commission.

          Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Issuing Entity: The issuing entity, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Permitted Reconstitution: A Whole Loan Transfer or Securitization Transaction that complies with the provisions of Section 9.1(a).

          Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an

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     agreement between the Seller and such Person that contemplated that such
     Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

          Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

          Reconstitution Agreement: An agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties, including a master servicer, in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under this Agreement.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
     AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Required Notice: With respect to any Reconstitution, 15 days' prior written notice (i) accompanied by loan-level data with respect to the Mortgage Loans intended for inclusion in such Reconstitution and (ii) specifying the percentage of mortgage loans in the entire related transaction that consist of Mortgage Loans.

          Securities Act: The Securities Act of 1933, as amended.

          Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or


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     indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
     (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

          Seller Information: The information provided by the Seller pursuant to Sections 9.4(a) and (b).

          Sponsor: The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

          Third-Party Originator: Each Person, other than a Qualified Correspondent, from which the Seller acquired Mortgage Loans.

     (b) Article 1 of the Original Purchase Agreement is amended by amending and restating the following definitions in their entirety:

          Disclosure Document: With respect to any Securitization Transaction, a prospectus, prospectus supplement, private placement memorandum or offering circular prepared in connection with such Securitization Transaction.

          Portfolio Loans: The meaning as set forth in Section 9.1(d) herein.

          Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

     (c) Article 1 of the Original Purchase Agreement is amended by deleting the following definitions: "Pass-Through Transfer" and "Pass-Through Transfer Servicing Agreement."

     (d) Section 4.2 of the Original Purchase Agreement is amended and restated in its entirety to read as follows:

     SECTION 4.2 REMEDIES

          It is understood and agreed that the representations and warranties set forth in Section 4.1 shall survive the sale of the Mortgage Loans to Purchaser and shall inure to the benefit of Purchaser notwithstanding any examination of any Mortgage File or other documents relating to the Mortgage Loans by Purchaser.


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          Upon discovery by either Seller or Purchaser of a breach of any of the representations and warranties set forth in Section 4.1, the party discovering such breach shall give prompt written notice to the other. Within 60 days after the earlier of discovery or its receipt of notice of any breach of a representation or warranty set forth in Section 4.1 above relating to a particular Mortgage Loan which materially and adversely affects the value of the Mortgage Loan or Purchaser's interest therein, Seller shall cure such breach in all material respects. If the Seller fails to cure such breach in all material respects within the cure period, at Purchaser's option, the Seller shall repurchase the Mortgage Loan for an amount equal to (i) the Unpaid Principal Balance of the Mortgage Loan plus
     (ii) interest on such Unpaid Principal Balance at the applicable Mortgage Interest Rate (less the related Servicing Fee) from the date to which interest has last been paid by the Mortgagor to and including the last day of the month in which such repurchase occurs plus (iii) with respect to any Mortgage Loan subject to a Securitization Transaction, any costs or damages (in excess of the amounts to be paid pursuant to clauses (i) and (ii) above) incurred by the related trust in connection with any violation by such Mortgage Loan of any predatory and abusive lending laws, to the extent such costs and damages result from a breach of the representation and warranty made by the Seller pursuant to Section 4.1(i)(xxiv) of this Agreement. Any such repurchase shall be accomplished by the deposit by Seller in the account designated by Purchaser of the amount of the repurchase price in immediately available funds. Within five (5) Business Days after Seller's deposit of the repurchase amount, Purchaser shall cause the Custodian to endorse the applicable Mortgage Notes and assign the applicable Mortgages to Seller and promptly deliver such instruments, together with all related Mortgage Loan documents, to Seller and shall take all other steps necessary to effect the reconveyance of any repurchased Mortgage Loan to the Seller. If the Seller repurchases any MERS Loan, the Servicer shall be authorized to (i) cause the MERS System to reflect such repurchase or (ii) cause MERS to remove the repurchased Mortgage Loan from registration on the MERS System and execute and deliver an Assignment of Mortgage to reflect the transfer of such Mortgage Loan to the Seller or its designee.

          Seller shall indemnify and hold harmless Purchaser, and will reimburse Purchaser, for, all losses, liabilities, damages, penalties, fines, forfeitures, deficiencies, claims, judgments or other costs or expenses incurred by Purchaser, to the extent that such loss, liability, damage, penalty, fine, forfeiture, deficiency, claim, judgment or other expense results from a claim by a third party based on a breach of any representation or warranty made by Seller as set forth in Section 4.1(i) above; provided, however, in no event shall the Seller have any liability for any indirect, special or consequential losses, liabilities, damages, penalties, fines, forfeitures, deficiencies, claims, judgments or other costs or expenses incurred by Purchaser (or its successors or assigns).


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          Promptly after receipt by Purchaser of notice of the commencement of any action, Purchaser shall, if a claim in respect thereof is to be made against Seller under this Agreement, notify Seller of the commencement thereof; but the omission so to notify Seller will not relieve Seller of any liability that it may have to Purchaser otherwise than under this Agreement. In case any such action is brought against Purchaser, and it notifies Seller of the commencement thereof, Seller shall be entitled to participate at its own expense in the defense, or, if Seller so elects, to assume the defense of any suit against Purchaser by a third party resulting from a breach of the representations and warranties made by Seller in this
     Section 4.2. If Seller elects to assume the defense of any such suit, such defense shall be conducted by counsel chosen by Seller. In the event Seller elects to assume the defense of any such suit and retain such counsel, Purchaser may retain additional counsel but shall bear the fees and expenses of such counsel. In no event shall Seller, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one counsel for Purchaser. All such fees and expenses shall be reimbursed as they are incurred.

          Seller shall not be required to indemnify any person for any settlement of any claim effected without Seller's consent, which consent shall not be unreasonably withheld. Seller shall not, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding to which Purchaser is a party and indemnity is sought hereunder by Purchaser unless such settlement includes an unconditional release of Purchaser from all liability on claims that are the subject matter of such proceeding.

     (e) Article 9 of the Original Purchase Agreement is amended and restated in its entirety to read as follows:

                                    ARTICLE 9
                    RECONSTITUTIONS; REGULATION AB COMPLIANCE

     SECTION 9.1 RECONSTITUTIONS

          (a) Upon Required Notice to the Seller, the Purchaser, at its sole option, may effect one or more Reconstitutions with respect to some or all of the Mortgage Loans sold pursuant to this Agreement, retaining the Servicer as servicer or subservicer, if a master servicer is employed; provided, however, that no Reconstitution may be made by the Purchaser or any of its permitted assignees with respect to Mortgage Loans in any Loan Pool if as a result thereof: (i) more than three (3) investors would own Mortgage Loans in such Loan Pool at any one time; provided, that the Purchaser's completion of a Clean-Up Transfer (as defined below) shall not be counted for purposes of this subclause (i), (ii) the Purchaser or its designee shall fail to use commercially reasonable efforts to provide the Seller or the Servicer with


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     initial drafts of all documents for which the Seller and Servicer are requested to become a party in connection with such Reconstitution at least 10 days prior to the related settlement date (the "Subsequent Transfer Settlement Date"), (iii) the Purchaser or its designee shall fail to use commercially reasonable efforts to provide the Seller or the Servicer with a final list of the Mortgage Loans subject to such Reconstitution at least 2 Business Days prior to the related Subsequent Transfer Settlement Date,
     (iv) any Mortgage Loan is subject to more than one Reconstitution in any given calendar month, (v) the related Subsequent Transfer Settlement Date occurs on or prior to the related Servicing Cut-off Date or (ii) any single investor would own Mortgage Loans having an aggregate unpaid principal balance immediately following such Reconstitution of less than $5,000,000; provided, that the Purchaser may complete one Reconstitution of less than $5,000,000 (a "Clean-Up Transfer").

          (b) The Purchaser shall promptly notify the Seller if the percentage of Mortgage Loans in the entire related transaction increases above the percentage specified in the Required Notice.

          (c) The Purchaser shall reimburse the Seller for all reasonable out-of-pocket expenses, including attorneys' fees, incurred by the Seller in connection with any Reconstitution.

          (d) If at any time, the aggregate Unpaid Principal Balance of any Mortgage Loans serviced under the Servicing Agreement and retained by the Purchaser ("Portfolio Loans") is less than one or equal to one percent (1%) of the Unpaid Principal Balance of such Portfolio Loans as of the related Closing Date, the Seller or its designee may elect, in its sole discretion, to purchase such Portfolio Loans. The purchase price of Mortgage Loans purchased by the Seller or its designee pursuant to this Section 9.1(d) shall equal the lesser of (i) the aggregate fair market value of such Mortgage Loans at the time of purchase by the Seller or its designee and
     (ii) the aggregate Unpaid Principal Balance of such Mortgage Loans, plus the amount of interest on such Unpaid Principal Balance of such Mortgage Loans, at the applicable Net Rate (as defined in the Servicing Agreement) from the date to which interest has last been paid and distributed to the Purchaser under the Servicing Agreement to, and including, the last day of the month in which such purchase occurs.

     SECTION 9.2 RECONSTITUTION AGREEMENTS

          In connection with each Permitted Reconstitution, the Seller shall execute and deliver a Reconstitution Agreement containing terms and conditions that are consistent with the terms and conditions set forth herein and, in the case of a Securitization Transaction, that are customary for publicly offered or privately placed, rated or unrated securities backed


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     by mortgage loans similar to the Mortgage Loans included in such
     Securitization Transaction.

     SECTION 9.3 INTENT OF THE PARTIES; REASONABLENESS

          The Purchaser and the Seller acknowledge and agree that the purpose of Sections 9.4 and 9.5 is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller acknowledges that investors in privately offered securities may require that the Purchaser and any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

          Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Each party agrees that it shall cooperate in good faith to amend this Amendment and/or the Original Purchase Agreement in light of any changes in the interpretations of the requirements of Regulation AB over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise. In connection with any Securitization Transaction, the Seller shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or such Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Third-Party Originator and the Mortgage Loans, reasonably believed by the Purchaser or such Depositor to be necessary in order to effect such compliance.


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          The Purchaser (including any of its assignees or designees) shall cooperate with the Seller by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

     SECTION 9.4 INFORMATION TO BE PROVIDED BY THE SELLER

          In connection with any Securitization Transaction, the Seller shall
     (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a) and (b) of this
     Section 9.4, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (c) of this Section.

          (a) If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (i) the originator's form of organization;

               (ii) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originator's credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or such Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

               (iii) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller and each Third-Party Originator; and


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               (iv) a description of any affiliation or relationship between the
     Seller each Third-Party Originator and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing not less than five Business Days in advance of such Securitization Transaction:

                    (A) the Sponsor;

                    (B) the Depositor;

                    (C) the Issuing Entity;

                    (D) any servicer;

                    (E) any trustee;

                    (F) any originator;

                    (G) any significant obligor;

                    (H) any enhancement or support provider; and

                    (I) any other material transaction party.

          (b) If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent) and/or (ii) each Third Party Originator. Such Static Pool Information shall be prepared by the Seller (or Third Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or such Depositor, as applicable.


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          Promptly following notice or discovery of a material error in Static
     Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide (or, as applicable, cause any Third Party Originator to provide) corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller (or Third Party Originator).

          If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third Party Originator to provide), at the expense of the requesting party, such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or such Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller's or Third-Party Originator's originations or purchases, to calendar months commencing prior to January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

          (c) For the purpose of satisfying the Purchaser's or any Depositor's reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Third-Party Originator to) (i) notify the Purchaser and such Depositor in writing of
     (A) any material litigation or governmental proceedings pending against the Seller or any Third-Party Originator and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller or any Third-Party Originator and any of the parties specified in clause (iv) of Section 9.4(a) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and such Depositor a description of such proceedings, affiliations or relationships.

     SECTION 9.5 INDEMNIFICATION

          (a) With respect to any Securitization Transaction for which any Seller Information is included in a related Disclosure Document, the


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     Seller, on the one hand, and the Purchaser and the Depositor, on the other hand, shall execute and deliver an Indemnification Agreement in substantially the form attached as EXHIBIT I to the Servicing Agreement, pursuant to which each such party shall indemnify the other party or parties and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act) for the matters set forth in such Indemnification Agreement.

          (b) The Seller shall indemnify the Purchaser, the Depositor, each Sponsor, each Issuing Entity and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction and each Person who controls any of such parties (within the meaning of Section 20 of the Exchange Act), and shall hold each of them harmless from and against any losses damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement of a material fact contained in any information delivered in written or electronic form by the Seller pursuant to Section 9.4(c).

                                   ARTICLE II
                                  MISCELLANEOUS

     SECTION 2.1 CONDITIONS TO EFFECTIVENESS

     This Amendment shall be effective upon the execution and delivery by both parties of this Amendment.

     SECTION 2.2 REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT AND THE SERVICING AGREEMENT

     Each reference in the Purchase Agreement to "this Agreement" or otherwise to the Purchase Agreement shall hereafter be deemed to refer to the Purchase Agreement as amended hereby. Each reference to the Purchase Agreement in the Servicing Agreement or in any other document or agreement executed in connection therewith or with the Servicing Agreement shall hereafter be deemed to refer to the Purchase Agreement as amended hereby.

     SECTION 2.3 RATIFICATION

     The Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall continue unimpaired and in full force and effect in accordance with


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the provisions thereof, as amended or modified on or prior to the date hereof and as hereby amended.

     SECTION 2.4 APPLICABLE LAW

     This Amendment shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws principles other than Section 5-1401 of the New York General Obligations Law.

     SECTION 2.5 SEVERABILITY

     Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and without affecting the validity or enforceability of such or any other provision in any other jurisdiction.

     SECTION 2.6 COUNTERPARTS

     This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart for each party hereto.

                            [Signature page follows]


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     The Seller and the Purchaser have caused this Regulation AB Amendment to
Purchase Agreement to be executed as of the date set forth above.

SELLER:

                                        WASHINGTON MUTUAL MORTGAGE SECURITIES
                                        CORP.
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


PURCHASER:

                                        MERRILL LYNCH MORTGAGE LENDING, INC.
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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